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This document consists of 6 pages, of which this page is Number 1.


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report June 18, 1996


                         Commission File Number 0-21010

                                _________________


                                GUPTA CORPORATION


             (Exact name of registrant as specified in its charter)


     CALIFORNIA                                        94-2874178
     (State or other jurisdiction of    (I.R.S. Employer Identification No.)
     incorporation or organization)


                                 1060 Marsh Road
                          Menlo Park, California  94025


                                 (415) 321-9500
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.


          On June 17, 1996, Gupta Corporation (the "Company") issued a press release announcing that the filing of its Annual Report on Form 10-K with the Securities and Exchange Commission (the "Commission") would be further delayed due to the fact that the Company's audit for the periods ended December 31, 1993, December 31, 1994 and December 31, 1995 by Price Waterhouse LLP was not yet complete. The Company had previously filed an 8K on April 17, 1996 announcing an initial delay. The Company also had previously filed with the Commission and with the National Association of Securities Dealers, Inc. on March 30, 1996 a Form 12b-25 indicating that the Company would be unable to file its Form 10-K by March 30, 1996. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.



ITEM 7.   EXHIBITS.


Exhibit Number      Description

99.1                Press Release dated June 17, 1996


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GUPTA CORPORATION



                              By:  /s/ Richard J. Heaps
                                   Richard J. Heaps
                                   Senior Vice President and General Counsel
                              Date:  June 18, 1996


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                                INDEX TO EXHIBITS


Exhibit                                                          Page
Number                                                            No.
- -------                                                          ----

 99.1               Press Release dated June 17, 1996              5


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